CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 49 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 23, 2002 to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder Fixed Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 49 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 23, 2002 to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder High Income Plus Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 49 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 23, 2002 to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Scudder Short Duration Fund (formerly Scudder Short Term Fixed Income Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 97 to the registration statement on Form N-1A ("Registration Statement") of our report dated November 15, 2002 relating to the financial statements and financial highlights which appear in the September 30, 2002 Annual Report to Shareholders of Scudder Micro Cap Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003